CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Annual Report of The KingThomason Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005 (the "Report"), I, T.E. King III, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 17, 2006

                                                          /s/ Thomas E. King III
                                                         -----------------------
                                                         T.E. King III
                                                         Chief Executive Officer


         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.











                                                                      Exhibit 32
                                                                Page 1 of 1 Page